UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 9, 2007

Chicago Mercantile Exchange Holdings Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-33379	36-4459170
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20 South Wacker Drive, Chicago, Illinois		60606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	312-930-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On July 9, 2007, Chicago Mercantile Exchange Holdings Inc. ("CME Holdings") jointly issued a press release with CBOT Holding, Inc. ("CBOT Holdings") announcing that preliminary results indicate the shareholders of both companies have approved the proposed merger of CME Holdings and CBOT Holdings, based on a review of the proxies voted at today's special meetings by the parties’ respective proxy solicitors. In addition, preliminary results also show that CBOT members have voted to approve certain related matters in a separate member vote. A copy of the press release is attached here at Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chicago Mercantile Exchange Holdings Inc.

July 9, 2007	By:	Kathleen M. Cronin

Name: Kathleen M. Cronin
Title: Managing Director, General Counsel & Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated July 9, 2007